MET INVESTORS SERIES TRUST

SUPPLEMENT DATED DECEMBER 20, 2012

TO THE

PROSPECTUS DATED APRIL 30, 2012

MET/TEMPLETON GROWTH PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved a change of subadviser for the Met/Templeton Growth Portfolio (the “Portfolio”) from Templeton Global Advisors Limited (“Templeton”) to OppenheimerFunds, Inc. (“Oppenheimer”) to be effective April 29, 2013, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and Oppenheimer. Effective April 29, 2013, the name of the Portfolio will change to Oppenheimer Global Equity Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Prospectus to Templeton will change to Oppenheimer. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Templeton and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective April 29, 2013:

In the Portfolio Summary, the disclosure in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Capital appreciation.

In the Portfolio Summary, the disclosure in the footnote in the section entitled “Annual Portfolio Operating Expenses” is deleted in its entirety and replaced with the following:

* MetLife Advisers, LLC has contractually agreed, for the period April 29, 2013 through April 30, 2014, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.630% for amounts over $462.5 million but less than $550 million of the Portfolio’s average daily net assets, 0.590% for the next $500 million of the Portfolio’s average daily net assets, and 0.565% for amounts over $1.05 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

In the Portfolio Summary, the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

OppenheimerFunds, Inc. (“Oppenheimer”), subadviser to the Portfolio, invests under normal circumstances at least 80% of the Portfolio’s assets in equity securities (primarily common stock) of U.S. and foreign-based companies. Equity securities also include preferred stocks and securities convertible into common or preferred stocks. The Portfolio can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Portfolio currently emphasizes its investments in developed markets such as the United States, Western European countries and Japan. The Portfolio does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid- and large-cap companies.

The Portfolio is not required to allocate its investments in any set percentages in any particular country. The Portfolio normally will invest in at least three countries (one of which may be the United States). Typically, the Portfolio invests in a number of different countries.

The Portfolio may also invest in derivatives, forward commitments, and when-issued and delayed delivery securities.

Stock Selection

In selecting securities for the Portfolio, Oppenheimer looks primarily for foreign and U.S. companies with high growth potential. Oppenheimer uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and industry position. Oppenheimer evaluates factors affecting particular industries, market trends and general economic conditions.

Oppenheimer considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. Oppenheimer currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Growth oriented companies.

•	Companies that stand to benefit from global growth trends at attractive valuations.

•	Companies with strong competitive positions and high demand for their products or services.

•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, Oppenheimer considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

In the Portfolio Summary, “Credit and Counterparty Risk,” “Interest Rate Risk,” and “Focused Investment Risk” are deleted in their entirety from the section entitled “Primary Risks” and the following disclosures are added at the end of that section:

Derivatives Risk. The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy) and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Derivative transactions may create investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Forward Commitment, When-Issued and Delayed Delivery Securities Risk. Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value or yield of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price or expected yield before the securities are actually issued or delivered. These investments may create a form of investment leverage, which may increase the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it may not be advantageous to do so.

In the Portfolio Summary, the following disclosure is added at the end of the first paragraph in the section entitled “Past Performance”:

Effective April 29, 2013, Oppenheimer became the subadviser to the Portfolio, and the Portfolio changed its investment objective and principal investment strategies. Performance information set forth below does not reflect any of these changes. Investment performance prior to that date is attributable to the Portfolio’s former investment subadviser.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. OppenheimerFunds, Inc. (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers. Rajeev Bhaman has managed the Portfolio since April 2013.

“Credit and Counterparty Risk,” “Interest Rate Risk,” and “Focused Investment Risk” are deleted in their entirety from the section entitled “Primary Risks of Investing in the Portfolio” and the following disclosures are added at the end of that section:

Derivatives Risk

The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk and credit and counterparty risk. Derivatives also involve special risks and costs. For example, derivatives may be illiquid and difficult to value.

When a derivative or other instrument is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Portfolio uses a derivative security or other instrument for purposes other than as a hedge, or if the Portfolio hedges imperfectly, the Portfolio will be directly exposed to the risks of that derivative or other instrument and any loss generated by that derivative or other instrument will not be offset by a gain.

Due to their complexity, derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. The Portfolio may not be able to terminate or sell a derivative under some market conditions, which could result in substantial losses.

Derivative transactions may involve leveraging risk, which means adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes.

The Portfolio currently claims an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), which means that it is not subject to registration or regulation as a commodity pool operator under the CEA. On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that, upon effectiveness, may affect the Portfolio’s ability to continue to claim this exclusion. Under the amended CFTC rules, a Portfolio claiming the exclusion would be limited in its ability to use certain derivatives, such as futures, certain options, and swaps, after the effectiveness of the amended rules. If the Portfolio’s use of derivatives would prevent it from claiming the exclusion, then MetLife Advisers and/or the Subadviser would be subject to registration and regulation in its capacity as the Portfolio’s commodity pool operator, and the Portfolio would be subject to regulation under the CEA. The Portfolio may incur additional expense as a result of the CFTC’s registration and regulation obligations and its use of certain derivatives and other instruments may be limited or restricted.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Forward Commitment, When Issued and Delayed Delivery Securities Risk

Investments in forward commitments and when-issued and delayed delivery securities are subject to the risk that the value of the securities the Portfolio is obligated to purchase may decline below the agreed upon purchase price before the securities are actually issued or delivered. Due to fluctuations in the value of the securities the Portfolio is obligated to purchase, the yield obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually issued or delivered. The issuance of some when-issued securities also may be contingent upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring, which may increase the risk that they could decline in value by the time they are actually issued. Investments in forward commitments and when-issued and delayed delivery securities also may subject the Portfolio to leveraging risk.

Related Risks

Below is information regarding risks related to the primary risks of investing in the Portfolio.

Leveraging Risk

Derivatives and other transactions in which the Portfolio engages may give rise to a form of leverage. Transactions that may give rise to leverage include, among others, swap agreements, futures contracts, short sales, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.

Leveraging may cause the Portfolio’s performance to be more volatile than if the Portfolio had not been leveraged. Leveraging may expose the Portfolio to losses in excess of the amounts invested or borrowed.

The Portfolio will segregate or “earmark” liquid assets on its books in an amount sufficient to cover its obligations under the transaction that gives rise to leveraging risk. The use of leverage may cause the Portfolio to liquidate portfolio securities when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.

Credit and Counterparty Risk

The value of a debt security is directly affected by an issuer’s ability to pay principal and interest on time. Although securities issued or guaranteed by the U.S. Government are generally considered to be subject to a relatively low amount of credit risk, most securities issued by agencies and instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Government and are supported only by the credit of the issuing agency or instrumentality. If the Portfolio invests in debt securities, the value of your investment may be adversely affected if a security’s credit rating is downgraded, an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults, or is perceived by other investors to be less creditworthy.

The Portfolio may also be subject to the credit risk presented by another party (counterparty credit risk) to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by the counterparty to honor an obligation to the Portfolio. If the Portfolio engages in transactions with a counterparty, the value of your investment may be adversely affected if the counterparty files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of a Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

*        *        *

In the subsection entitled “Additional Information About Management—The Adviser,” the third paragraph is deleted in its entirety and replaced with the following:

MetLife Advisers, LLC has contractually agreed, for the period April 29, 2013 through April 30, 2014, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.630% for amounts over $462.5 million but less than $550 million of the Portfolio’s average daily net assets, 0.590% for the next $500 million of the Portfolio’s average daily net assets, and 0.565% for amounts over $1.05 billion. This arrangement may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

The subsection entitled “Additional Information About Management—Expense Limitation Agreement” is deleted in its entirety.

In the subsection entitled “Additional Information About Management—The Subadviser,” the fourth paragraph and bullet points immediately following that paragraph are deleted in their entirety and replaced with the following:

OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street – 11th Floor, New York, New York 10281-1008, is the subadviser to the Portfolio. Oppenheimer has operated as an investment advisor since January 1960. Oppenheimer and its subsidiaries and controlled affiliates had more than $168.9 billion in assets under management as of December 31, 2011.

Rajeev Bhaman has managed the Portfolio since April 2013. Mr. Bhaman has been with Oppenheimer since 1996. He is a Senior Vice President of Oppenheimer and a Portfolio Manager of various Oppenheimer funds.

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